                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       February 17, 1998
                                                 -----------------------------


                                 Travelers Group Inc.
------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


     Delaware                    1-9924                  52-1568099
    ----------------           ------------            ------------------
     (State or other           (Commission             (IRS Employer
     jurisdiction of           File Number)            Identification No.)
     incorporation)

              388 Greenwich Street, New York, New York       10013
------------------------------------------------------------------------------
              (Address of principal executive offices)     (Zip Code)


                                 (212) 816-8000
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 TRAVELERS GROUP INC.
                              Current Report on Form 8-K

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


     Exhibits:

     Exhibit No.    Description

        1.01 Terms Agreement, dated February 17, 1998, among the Company and Salomon Brothers Inc, ABN AMRO Chicago Corporation, BancAmerica Robertson Stephens and Chase Securities Inc., as Underwriters, relating to the offer and sale of the Company's 6 7/8% Notes due February 15, 2098.

        4.01   Form of Note for the Company's 6 7/8% Notes due
               February 15, 2098.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 17, 1998              TRAVELERS GROUP INC.



                                       By  /s/ Robert Matza
                                         -------------------------------------
                                               Robert Matza
                                               Vice President and Treasurer











                                      3